Discontinued operations	6 Months Ended
Jun. 30, 2020
Discontinued operations
Discontinued operations

Note 5 – Discontinued operations

On June 26, 2019, the Company entered a share transfer agreement to sell all of its shares in Tantech Energy to an unrelated third party with a consideration of RMB 6,500,000 (approximately US$941,000).

The aggregated financial results of the discontinued business are set forth below for the six months ended June 30, 2019:

For the six months ended
June 30, 2019
Revenue	$3,049,583
Cost of revenues	3,279,306
Gross profit (loss)	(229,723)
Operating expenses	530,486
Income (loss) from operations	(760,209)
Other income, net	514
Income before income taxes	(759,695)
Income taxes	—
Income from discontinued operations, net of tax	$(759,695)